                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: August 31, 2000
                        (Date of earliest event reported)



                             TeleTech Holdings, Inc.
             (Exact name of registrant as specified in its charter)



           A Delaware Corporation                     Commission File
           (State of Incorporation)                   Number 0-21055



             1700 Lincoln Street, Suite 1400, Denver, Colorado 80203 (Address of principal executive offices, including Zip Code)



                         Telephone Number (303) 894-4000
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)

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Item 5. Other Events

     On August 31, 2000, TeleTech Holdings, Inc. (the "Company"), 3i Group PLC, 3i Europartners II LP, Milletti, S.L., and Albert Olle Bartolome entered into a definitive Share Purchase Agreement (the "Share Purchase Agreement") whereby the Company acquired all of the issued share capital of Contact Center Holdings, S.L. A copy of the Share Purchase Agreement and the Company's press release concerning the acquisition are filed as exhibits to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          The following exhibits are filed as part of this Current Report on Form 8-K:


Exhibit Number          Exhibit
    2.1                 Share Purchase Agreement dated as of August 31, 2000.

   99.1 Press Release issued by the Company on September 5, 2000 concerning the acquisition.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TeleTech Holdings, Inc.


                                       By: /s/ Michael Foss
                                           --------------------
                                           Michael Foss
                                           Chief Financial Officer



Dated: September 6, 2000